Exhibit 3.1

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CASA SYSTEMS, INC.

Casa Systems, Inc. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The name of the corporation is Casa Systems, Inc. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 28, 2003.

2. The Corporation has not received any payment for any of its stock. This Amended and Restated Certificate of Incorporation was duly adopted by unanimous written consent of the board of directors of the Corporation in accordance with the applicable provisions of Sections 141, 241 and 245 of the General Corporation Law of the State of Delaware.

3. This Amended and Restated Certificate of Incorporation restates, integrates and amends the Certificate of Incorporation, and the text of the Certificate of Incorporation is hereby amended and restated to read as herein set forth in full:

FIRST. The name of the Corporation is: Casa Systems, Inc.

SECOND. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD. The nature of the business or purposes to be conducted or promoted by the Corporation is as follows:

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH. The total number of shares of stock which the Corporation shall have authority to issue is 5,000,000 shares of Common Stock, $.001 par value per share.

The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

FIFTH. In furtherance of and not in limitation of powers conferred by statute, it is further provided:

1.	Election of directors need not be by written ballot.

2.	The Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.

SIXTH: Except to the extent that the General Corporation Law of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

SEVENTH: The Corporation shall provide indemnification as follows:

1.	Actions, Suits and Proceedings Other than by or in the Right of the Corporation. The Corporation shall indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

2.

Actions or Suits by or in the Right of the Corporation. The Corporation shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under the Section 2 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless, and only to the extent, that the Court of Chancery of Delaware shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys’ fees) which the Court of Chancery of Delaware shall deem proper.

3.	Indemnification for Expenses of Successful Party. Notwithstanding any other provisions of this Article, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article SEVENTH, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, Indemnitee shall be indemnified against all expenses (including attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection therewith.

4.	Notification and Defense of Claim. As a condition precedent to an Indemnitee’s right to be indemnified, such Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such Indemnitee for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to Indemnitee. After notice from the Corporation to Indemnitee of its election so to assume such defense, the Corporation shall not be liable to Indemnitee for any legal or other expenses subsequently incurred by Indemnitee in connection with such action, suit, proceeding or investigation, other than as provided below in this Section 4. Indemnitee shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) counsel to Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and Indemnitee in the conduct of the defense of such action, suit, proceeding or investigation or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article. The Corporation shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above. The Corporation shall not be required to indemnify Indemnitee under this Article SEVENTH for any amounts paid in settlement of any action, suit, proceeding or investigation effected without its written consent. The Corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent. Neither the Corporation nor Indemnitee will unreasonably withhold or delay its consent to any proposed settlement.

5.	Advance of Expenses. Subject to the provisions of Section 6 of this Article SEVENTH, in the event that the Corporation does not assume the defense pursuant to Section 4 of this Article SEVENTH of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article, any expenses (including attorneys’ fees) incurred by or on behalf of an Indemnitee in defending an action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by or on behalf of Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article; and further provided that no such advancement of expenses shall be made under this Article SEVENTH if it is determined (in the manner described in Section 6) that (i) Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (ii) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe his or her conduct was unlawful. Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make such repayment.

6.	Procedure for Indemnification. In order to obtain indemnification or advancement of expenses pursuant to Section 1, 2, 3 or 5 of this Article SEVENTH, an Indemnitee shall submit to the Corporation a written request. Any such advancement of expenses shall be made promptly, and in any event within 30 days after receipt by the Corporation of the written request of Indemnitee, unless the Corporation determines within such 30-day period that Indemnitee did not meet the applicable standard of conduct set forth in Section 1, 2 or 5 of this Article SEVENTH, as the case may be. Any such indemnification, unless ordered by a court, shall be made with respect to requests under Section 1 or 2 only as authorized in the specific case upon a determination by the Corporation that the indemnification of Indemnitee is proper because Indemnitee has met the applicable standard of conduct set forth in Section 1 or 2, as the case may be. Such determination shall be made in each instance (a) by a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question (“disinterested directors”), whether or not a quorum, (b) by a committee of disinterested directors designated by majority vote of disinterested directors, whether or not a quorum, (c) if there are no disinterested directors, or if the disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation) in a written opinion, or (d) by the stockholders of the Corporation.

7.	Remedies. The right to indemnification or advancement of expenses as granted by this Article shall be enforceable by Indemnitee in any court of competent jurisdiction. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 6 of this Article SEVENTH that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee’s expenses (including attorneys’ fees) reasonably incurred in connection with successfully establishing Indemnitee’s right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

8.	Limitations. Notwithstanding anything to the contrary in this Article, except as set forth in Section 7 of the Article SEVENTH, the Corporation shall not indemnify an Indemnitee pursuant to this Article SEVENTH in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. Notwithstanding anything to the contrary in this Article, the Corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursement.

9.	Subsequent Amendment. No amendment, termination or repeal of this Article or of the relevant provisions of the General Corporation Law of Delaware or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its President this 28th day of April, 2003.

CASA SYSTEMS, INC.

/s/ Jerry Guo
Jerry Guo
President

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CASA SYSTEMS, INC.

Casa Systems, Inc. (the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:

The Board of Directors of the Corporation duly adopted a resolution, pursuant to Sections 14l(f) and 242 of the General Corporation Law, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law. The resolution setting forth the amendment is as follows:

RESOLVED:	That Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following Article FOURTH is inserted in lieu thereof:

“The total number of shares of stock which the Corporation shall have authority to issue is 10,000,000 shares of Common Stock, $.001 par value per share.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President this 26th day of April, 2004.

CASA SYSTEMS, INC.

By:	/s/ Jerry Guo
Jerry Guo President

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CASA SYSTEMS, INC.

Casa Systems, Inc. (the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:

The Board of Directors of the Corporation duly adopted a resolution, pursuant to Sections 141(f) and 242 of the General Corporation Law, setting forth an amendment to the Amended and Restated Certificate of Incorporation, as amended (the “Amended and Restated Certificate of Incorporation”), of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law. The resolution setting forth the amendment is as follows:

RESOLVED: That Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following Article FOURTH is inserted in lieu thereof:

“FOURTH. The Corporation is authorized to have two classes of shares, designated as Common Stock and Preferred Stock. The total number of shares of Common Stock which the Corporation is authorized to issue is 7,300,000 shares, and the par value of each of the shares of Common Stock is one tenth of one cent ($.001). The total number of shares of Preferred Stock which the Corporation is authorized to issue is 1,290,679 shares, and the par value of each of the shares of Preferred Stock is one tenth of one cent ($.001). A total of 1,290,679 shares of Preferred Stock, par value $.001 per share, shall be designated the “Series A Convertible Preferred Stock.” The Series A Convertible Preferred Stock is sometimes referred to herein as the “Preferred Stock.”

1. Voting. Except as may be otherwise provided in these terms of Preferred Stock or by law, the Series A Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series A Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series A Convertible Preferred Stock is then convertible.

2. Dividends.

2A. Dividends. In the event the Board of Directors of the Corporation shall declare a dividend (other than a dividend payable in Common Stock) payable upon the then outstanding shares of the Common Stock of the Corporation, the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of Series A Convertible Preferred Stock, payable at the same time as the dividend paid on the Common Stock, in an amount equal to the amount of dividends per share of Series A Convertible Preferred Stock as would have been payable on the largest number of whole shares of Common Stock into which all shares of Series A Convertible Preferred Stock held by each holder thereof would be converted if such Series A Convertible Preferred Stock had been converted to Common Stock pursuant to the provisions of Paragraph 5 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividends. All dividends declared upon the Preferred Stock pursuant to this Paragraph 2A shall be declared and paid pro rata per share.

2B. Accruing Dividends. From and after the date of the issuance of any shares of Series A Convertible Preferred Stock, the holders of such shares of the Series A Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, dividends at the rate per annum of $.3832 per share (the “Accruing Dividends”). Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative; provided however, that except as provided in paragraph 3, the Corporation shall be under no obligation to pay such Accruing Dividends unless so declared by the Board of Directors.

3. Liquidation, Dissolution and Winding-up.

3A. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation (a “Liquidation Event”), whether voluntary or involuntary, the holders of the shares of Series A Convertible Preferred Stock shall be paid an amount equal to $6.3868 per share (subject to appropriate adjustment to reflect any stock split, stock dividend, reverse stock split or similar corporate event affecting the Series A Convertible Preferred Stock) plus, in the case of each share, an amount equal to all accrued and unpaid dividends thereon (whether or not declared) computed to the date payment thereof is made available, together with payment to any class of stock ranking equally with the Series A Convertible Preferred Stock, and before any payment shall be made to the holders of any stock ranking on liquidation junior to the Series A Convertible Preferred Stock. If upon any Liquidation Event, the assets to be distributed to the holders of the Series A Convertible Preferred Stock shall be insufficient to permit payment to such stockholders of the full preferential amounts aforesaid, then all of the assets of the Corporation available for distribution to holders of the Preferred Stock shall be distributed to such holders of the Preferred Stock pro rata, so that each holder receives that portion of the assets available for distribution as the amount of the full liquidation preference to which such holder would otherwise be entitled bears to the amount of the full liquidation preference to which all holders of Series A Convertible Preferred Stock would otherwise be entitled pursuant to this paragraph 3.

3B. Upon any Liquidation Event, immediately after the holders of Series A Convertible Preferred Stock and holders of any class of stock ranking equally with the Series A Convertible Preferred Stock have been paid in full pursuant to subsection 3A above, the remaining net assets of the Corporation available for distribution shall be distributed ratably among the holders of the shares of Common Stock.

3C. Written notice of such liquidation, dissolution or winding up, stating a payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by facsimile to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Series A Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

3D. The (x) consolidation or merger of the Corporation into or with any other entity or entities (except a consolidation or merger into a Subsidiary or merger in which the Corporation is the surviving corporation and the holders of the Corporation’s voting stock outstanding immediately prior to the transaction constitute the holders of a majority of the voting stock outstanding immediately following the transaction), or (y) the sale or transfer by the Corporation of all or substantially all its assets, or (z) the sale, exchange or transfer by the Corporation’s stockholders, in a single transaction or series of related transactions, of capital stock representing a majority of the voting power at elections of directors of the Corporation shall be deemed to be a Liquidation Event within the meaning of the provisions of this paragraph 3 (subject to the provisions of this paragraph 3 and not the provisions of subparagraph 5G hereof, unless subparagraph 5G is elected in the following proviso); provided, however, that the holders of at least a majority in interest of the then outstanding shares of Series A Convertible Preferred Stock shall have the right to elect the benefits of the provisions of subparagraph 5G in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this paragraph 3.

3E. Whenever the distribution provided for in this paragraph 3 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

3F. The Corporation shall not effect any transaction constituting a deemed Liquidation Event pursuant to subparagraph 3D above unless (i) the agreement or plan of merger or consolidation provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with subparagraphs 3A and 3B above or (ii) the holders of at least a majority in interest of the shares of Series A Convertible Preferred Stock specifically consent in writing to the allocation of such consideration in a manner different from that provided in subparagraphs 3A and 3B above.

3G. In the event of a deemed Liquidation Event pursuant to subparagraph 3D above, if the Corporation does not effect a dissolution of the Corporation under the Delaware General Corporation Law within 60 days after such deemed Liquidation Event, then (i) the Corporation shall deliver a written notice to each holder of Series A Convertible Preferred Stock no later than the 60th day after the deemed Liquidation Event advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (ii) to require the redemption of such shares of Series A Convertible Preferred Stock, and (ii) if the holders of shares of Series A Convertible Preferred Stock representing at least a majority in interest of the votes represented by the then outstanding shares of Preferred Stock so request in a written instrument delivered to the Corporation not later than 75 days after such deemed Liquidation Event, the Corporation shall use the consideration received by the Corporation for such deemed Liquidation Event (net of any liabilities associated with the assets sold, as determined in good faith by the Board of Directors of the Corporation), to the extent legally available therefor (the “Net Proceeds”), to redeem, on the 90th day after such deemed Liquidation Event (the “Liquidation Redemption Date”), all outstanding shares of Series A Convertible Preferred Stock at a price per share equal to the maximum amount payable to each holder of Series A Convertible Preferred Stock pursuant to subparagraph 3A as of the date of the deemed Liquidation Event. If the Net Proceeds are not sufficient to so redeem all outstanding shares of Series A Convertible Preferred Stock, the Corporation shall redeem a pro rata portion (based on the aggregate amounts that would have been payable on redemption of the Series A Convertible Preferred Stock) of each holder’s shares of Series A Convertible Preferred Stock out of the Net Proceeds. Prior to the distribution or redemption provided for in this subparagraph 3G, the Corporation shall not expend or dissipate the consideration received for such deemed Liquidation Event, except to discharge expenses incurred in the ordinary course of business.

4. Restrictions. At any time when shares of Series A Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the written consent of the holders of at least a majority in interest of the then outstanding shares of Series A Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as one series, the Corporation will not:

(a) Amend, alter or repeal any provision of, or add any provision to, its Certificate of Incorporation (by means of amendment or by merger, consolidation or otherwise) or By-laws to change the rights of the Series A Convertible Preferred Stock or to increase or decrease the number of authorized shares of Series A Convertible Preferred Stock;

(b) Create or authorize the creation of any additional class or series of shares of stock which ranks senior to the Series A Convertible Preferred Stock as to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of any additional class or series of shares of stock which ranks senior to such Series A Convertible Preferred Stock as to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of any series of Preferred Stock or into shares of any other class or series of stock which ranks senior to such Series A Convertible Preferred Stock as to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

(c) Create, or authorize the creation of, or issue, or authorize the issuance of, any debt security of the Corporation which by its terms is convertible into or exchangeable for any equity security of the Corporation or any security of the Corporation which is a combination of debt and equity, if such equity security ranks senior to the Series A Convertible Preferred Stock as to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Corporation;

(d) Purchase or redeem, or set aside any sums for the purchase or redemption of, or pay any dividend or make any distribution on, any shares of stock other than the Series A Convertible Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and other than shares of Common Stock repurchased from employees, advisors, officers, directors or consultants or service providers of the Corporation at the original purchase price thereof (not to exceed an aggregate amount of $100,000);

(e) Increase the number of Reserved Employee Shares (as defined in paragraph 6 hereof) by more than an aggregate of 500,000 shares; or

(f) Change the nature of the Corporation’s business.

5. Conversion of the Series A Convertible Preferred Stock. The holders of shares of Series A Convertible Preferred Stock shall have the following conversion rights:

5A. Right to Convert. Subject to the terms and conditions of this paragraph 5, the holder of any share or shares of Series A Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series A Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amounts distributable on the Series A Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series A Convertible Preferred Stock so to be converted by $6.3868 and (ii) dividing the result by the conversion price of $6.3868 per share or in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 5, then by the conversion price as last adjusted and in effect at the date any share or shares of Series A Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the “Series A Conversion Price”). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series A Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series A Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. Notwithstanding any other provisions hereof, if a conversion of Series A Convertible Preferred Stock is to be made in connection with any transaction affecting the Corporation, the conversion of any shares of Series A Convertible Preferred Stock, may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated, subject in all events to the terms hereof applicable to such transaction.

5B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in paragraph 5A and surrender of the certificate or certificates for the share or shares of Series A Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series A Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Series A Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series A Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

5C. Fractional Shares; Partial Conversion. No fractional shares shall be issued upon conversion of Series A Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any such conversion with respect to any cash dividends previously payable on the Common Stock issued upon such conversion. In case the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to paragraph 5A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this paragraph 5C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series A Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation, and based upon the aggregate number of shares of Series A Convertible Preferred Stock surrendered by any one holder.

5D. Adjustment of Series A Conversion Price Upon Issuance of Common Stock. Except as provided in paragraphs 5E and 5F, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 5D(1) through 5D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Series A Conversion Price (the “Applicable Conversion Price”) in effect immediately prior to the time of such issue or sale, (such number being appropriately adjusted to reflect the occurrence of any event described in paragraph 5F), then, forthwith upon such issue or sale, the Applicable Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including, for this purpose, shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock) multiplied by the then existing Applicable Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) an amount equal to the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such issue or sale (including, for this purpose, shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock) and (b) the total number of shares of Common Stock issuable in such issue or sale.

For purposes of this paragraph 5D, the following subparagraphs 5D(l) to 5D(7) shall also be applicable:

5D(l) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such

Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series A Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 5D(3), no adjustment of the Series A Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

5D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be Less than the Series A Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 5D(3), no adjustment of the Series A Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Series A Conversion Price have been or are to be made pursuant to other provisions of this paragraph 5D, no further adjustment of the Series A Conversion Price shall be made by reason of such issue or sale.

5D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 5D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 5D(1) or 5D(2), or the rate at which Convertible Securities referred to in subparagraph5D(l) or 5D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Series A Conversion Price in effect at the time of such event shall forthwith be readjusted (in each case by an amount equal to not less than one cent ($.01)) to the Series A Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Series A Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

5D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for the issue of stock dividends or distributions upon the outstanding Common Stock for which adjustment is made pursuant to paragraph 5F), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

5D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

5D(6) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or

Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

5D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this paragraph 5D.

5E. Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series A Conversion Price in the case of the issuance of (i) shares of Common Stock issuable upon conversion of the Preferred Stock, and (ii) Reserved Employee Shares (as defined in paragraph 6 hereof).

5F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Series A Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Series A Conversion Price in effect immediately prior to such combination shall be proportionately increased.

5G. Reorganization or Reclassification. If any capital reorganization, reclassification, recapitalization, consolidation, merger, sale of all or substantially all of the Corporation’s assets or other similar transaction (any such transaction being referred to herein as an “Organic Change”) shall be effected in such a way that holders of Common Stock shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such Organic Change, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series A Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of or in addition to, as the case may be, the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series A Convertible Preferred Stock such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such Organic Change not taken place, and in any case of a reorganization or reclassification only appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Series A Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

5H. Notice of Adjustment. Upon any adjustment of the Series A Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of shares of Series A Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Series A Conversion Price, as applicable, resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

5I. Other Notices. In case at any time:

(1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

(2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

(3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

(4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of any shares of Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days’ prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

5J. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series A Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Series A Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed.

5K. No Reissuance of Series A Convertible Preferred Stock. Shares of Series A Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

5L. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series A Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Convertible Preferred Stock which is being converted.

5M. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any shares of Series A Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Convertible Preferred Stock, in any manner which interferes with the timely conversion of such Series A Convertible Preferred Stock except as may otherwise be required to comply with applicable securities laws.

5N. Definition of Common Stock. As used in this paragraph 5, the term “Common Stock” shall mean and include the Corporation’s authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series A Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 5G.

5O. Mandatory Conversion. All outstanding shares of Series A Convertible Preferred Stock shall automatically convert to shares of Common Stock effective upon the closing of a firm commitment underwritten public offering of shares of

Common Stock in which (i) the aggregate net proceeds from such offering to the Corporation shall be at least $80,000,000 and (ii) the price paid by the public for such shares shall be at least $12.75 (appropriately adjusted to reflect the occurrence of any event described in paragraph 5F).

6. Definitions. As used herein, the following terms shall have the following meanings:

(a) The term “Reserved Employee Shares” shall mean shares of Common Stock reserved by the Corporation from time to time for (i) the sale of shares of Common Stock to employees, consultants or non-employee directors (other than representatives of the holders of Preferred Stock) of the Corporation or (ii) the issuance and/or exercise of options to purchase Common Stock granted to employees, consultants or non-employee directors (other than representatives of the holders of Preferred Stock) of the Corporation, not to exceed in the aggregate 740,000 shares (appropriately adjusted to reflect an event described in paragraph 5F hereof) of Common Stock after the date hereof (provided that any options for such shares that expire or terminate unexercised or any restricted stock repurchased by the Corporation at cost shall not be counted toward such maximum number unless and until such shares are regranted as new stock grants (or as new options)).

(b) The term “Subsidiary” shall mean any corporation, partnership, trust or other entity of which the Corporation and/or any of its other subsidiaries directly or indirectly owns at the time a majority of the outstanding shares of every class of equity security of such corporation, partnership, trust or other entity.

7. Common Stock.

(a) All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject to those that may be fixed with respect to any shares of Preferred Stock.

(b) The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President this 6th day of July, 2005.

CASA SYSTEMS, INC.

By:	/s/ Jerry Guo
Jerry Guo
President

State of Delaware Secretary of State Division of Corporations Delivered 09:55 AM 06/26/2009 FILED 09:40 AM 06/26/2009 SRV 090651233 - 3630717 FILE

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CASA SYSTEMS, INC.

Casa Systems, Inc. (the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:

The Board of Directors of the Corporation duly adopted a resolution, pursuant to Sections 141(f) and 242 of the General Corporation Law, setting forth an amendment to the Amended and Restated Certificate of Incorporation, as amended (the “Amended and Restated Certificate of Incorporation”), of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law. The resolution setting forth the amendment is as follows:

RESOLVED: That Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following Article FOURTH is inserted in lieu thereof:

“FOURTH. The Corporation is authorized to have two classes of shares, designated as Common Stock and Preferred Stock. The total number of shares of Common Stock which the Corporation is authorized to issue is 8,200,000 shares, and the par value of each of the shares of Common Stock is one tenth of one cent ($.001). The total number of shares of Preferred Stock which the Corporation is authorized to issue is 2,000,000 shares, and the par value of each of the shares of Preferred Stock is one tenth of one cent ($.001). A total of 1,290,679 shares of Preferred Stock shall be designated the “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”) and a total of 352,018 shares of Preferred Stock shall be designated the “Series B Convertible Preferred Stock” (the “Series B Preferred Stock” and together with the Series A Preferred Stock, the “Series Preferred Stock”).

Preferred Stock may also be issued from time to time in one or more further series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of

Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or by the terms of any series of Preferred Stock. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

Authority is hereby expressly granted to the Board of Directors from time to time to issue additional shares of Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law. Without limiting the generality of the foregoing, except as otherwise specifically provided in this Certificate of Incorporation, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise specifically provided in this Certificate of Incorporation, no vote of the holders of Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

The following is a statement of the powers, privileges and rights, and the qualifications, limitations or restrictions thereof, in respect of each series of Series Preferred Stock:

1. Voting. Except as may be otherwise provided in these terms of the Series Preferred Stock or by law, the Series Preferred Stock shall vote together with all other classes and series of stock of the Corporation, including, but not limited to, any other series of Preferred Stock the terms of which so provide, as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series Preferred Stock is then convertible. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

2. Dividends.

2A. Dividends. In the event the Board of Directors of the Corporation shall declare a dividend (other than a dividend payable in Common Stock) payable upon the then outstanding shares of the Common Stock of the Corporation, the Board of Directors

shall declare at the same time a dividend upon the then outstanding shares of Series A Preferred Stock and Series B Preferred Stock, payable at the same time as the dividend paid on the Common Stock, in an amount equal to the amount of dividends per share of Series A Preferred Stock or Series B Preferred Stock, as the case may be, as would have been payable on the largest number of whole shares of Common Stock into which all shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, held by each holder thereof would be converted if such Series A Preferred Stock or Series B Preferred Stock, as the case may be, had been converted to Common Stock pursuant to the provisions of paragraph 5 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividends. All dividends declared upon the Series Preferred Stock pursuant to this subparagraph 2A shall be declared and paid pro rata per share.

2B. Series A Accruing Dividends. From and after the date of the issuance of any shares of Series A Preferred Stock, the holders of such shares of Series A Preferred Stock shall be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, dividends at the rate per annum of $.3832 per share (the “Series A Accruing Dividends”). The Series A Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative; provided however, that except as provided in paragraph 3, the Corporation shall be under no obligation to pay such Series A Accruing Dividends unless so declared by the Board of Directors. The Series A Accruing Dividends set forth in this subparagraph 2B shall be in addition to any dividends declared and paid pursuant to subparagraph 2A.

2C. Series B Accruing Dividends. From and after the date of the issuance of any shares of Series B Preferred Stock, the holders of such shares of Series B Preferred Stock shall be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, dividends at the rate per annum of $.5376 per share (the “Series B Accruing Dividends”). The Series B Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative; provided however, that except as provided in paragraph 3, the Corporation shall be under no obligation to pay such Series B Accruing Dividends unless so declared by the Board of Directors. The Series B Accruing Dividends set forth in this subparagraph 2C shall be in addition to any dividends declared and paid pursuant to subparagraph 2A.

3. Liquidation, Dissolution and Winding-up.

3A. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation (a “Liquidation Event”), whether voluntary or involuntary, (i) the holders of the shares of Series A Preferred Stock shall be paid an amount equal to $6.3868 per share (subject to appropriate adjustment to reflect any stock split, stock dividend, reverse stock split or similar corporate event affecting the Series A Preferred Stock) plus, in the case of each share, an amount equal to all accrued and unpaid dividends thereon (whether or not declared) computed to the date payment thereof is made available and (ii) the holders of the shares of Series B Preferred Stock shall be paid an amount equal to $8.96 per share (subject to appropriate adjustment to reflect any stock split, stock dividend, reverse stock split or similar corporate event affecting the Series B Preferred Stock) plus, in the case of each share, an amount equal to all accrued and unpaid dividends thereon (whether or not declared) computed to the date payment thereof is made available, together, in each case, with payment to any class or series of stock ranking on liquidation on a parity with the Series Preferred Stock, before any payment shall be made to the holders of any other class or series of stock ranking on liquidation junior to the Series Preferred Stock. If upon any Liquidation Event, the assets to be distributed to the holders of the Series Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series Preferred Stock shall be insufficient to permit payment to such stockholders of the full preferential amounts to which they are entitled, then all of the assets of the Corporation available for distribution to such holders shall be distributed to such holders pro rata, so that each holder receives that portion of the assets available for distribution as the amount of the full liquidation preference to which such holder would otherwise be entitled bears to the amount of the full liquidation preference to which all such holders would otherwise be entitled.

3B. Upon any Liquidation Event, immediately after the holders of Series Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series Preferred Stock have been paid the full liquidation preference to which such holders are entitled, the remaining net assets of the Corporation available for distribution shall be distributed ratably among the holders of the shares of Common Stock and any other class or series of stock entitled to participate in liquidation distributions with the holders of Common Stock, pro rata based on the number of shares of Common Stock held by each such holder (assuming, where applicable, conversion into Common Stock of all such shares).

3C. Written notice of a Liquidation Event, stating a payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by facsimile to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Series Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

3D. The (x) consolidation or merger of the Corporation into or with any other entity or entities (except a consolidation or merger into a Subsidiary (as defined in paragraph 6 below) or merger in which the Corporation is the surviving corporation and the holders of the Corporation’s voting stock outstanding immediately prior to the transaction constitute the holders of a majority of the voting stock outstanding immediately following the transaction), or (y) the sale or transfer by the Corporation of all or substantially all its assets, or (z) the sale, exchange or transfer by the Corporation’s stockholders, in a single transaction or series of related transactions, of capital stock representing a majority of the voting power at elections of directors of the Corporation shall be deemed to be a Liquidation Event within the meaning of the provisions of this paragraph 3 (subject to the provisions of this paragraph 3 and not the provisions of subparagraph 5G hereof, unless subparagraph 5G is elected in accordance with the following proviso); provided, however, that (i) the holders of at least a majority of the then outstanding shares of Series A Preferred Stock shall have the right to elect the benefits of the provisions of subparagraph 5G in lieu of receiving payment in a Liquidation Event pursuant to this paragraph 3 with respect to the Series A Preferred Stock, on behalf of all holders of Series A Preferred Stock and (ii) the holders of at least a majority of the then outstanding shares of Series B Preferred Stock shall have the right to elect the benefits of the provisions of subparagraph 5G in lieu of receiving payment in a Liquidation Event pursuant to this paragraph 3 with respect to the Series B Preferred Stock, on behalf of all holders of Series B Preferred Stock.

3E. Whenever the distribution provided for in this paragraph 3 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation, and the same form of property shall be distributed, on a pari passu basis in accordance with this paragraph 3, to the holders of Series A Preferred Stock and Series B Preferred Stock, provided, however, that (i) with respect to such distribution allocable to the Series A Preferred Stock, the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting together as a single class, may consent otherwise, on behalf of all holders of Series A Preferred Stock, and (ii) with respect to such distribution allocable to the Series B Preferred Stock, a majority of the then outstanding shares of Series B Preferred Stock, voting together as a single class, may consent otherwise, on behalf of all holders of Series B Preferred Stock.

3F. The Corporation shall not effect any transaction constituting a deemed Liquidation Event pursuant to subparagraph 3D above unless the agreement or plan of merger or consolidation provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with subparagraphs 3A and 3B above, provided, however, that the holders of at least (i) a majority of the votes represented by the outstanding shares of Series A Preferred Stock, voting together as a single class, may specifically consent in writing to the allocation of such consideration with respect to the Series A Preferred Stock in a manner different from that provided in subparagraphs 3A and 3B above, on behalf of all holders of Series A Preferred Stock and (B) a majority of the votes represented by the outstanding shares of Series B Preferred Stock, voting together as a single class, may specifically consent in writing to the allocation of such consideration with respect to the Series B Preferred Stock in a manner different from that provided in subparagraphs 3A and 3B above, on behalf of all holders of Series B Preferred Stock.

3G. In the event of a deemed Liquidation Event pursuant to subparagraph 3D above, if the Corporation does not effect a dissolution of the Corporation under the General Corporation Law within 60 days after such deemed Liquidation Event, then (i) the Corporation shall deliver a written notice to each holder of Series Preferred Stock no later than the 60th day after the deemed Liquidation Event advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (ii) to require the redemption of such shares of Series Preferred Stock, and (ii) if the holders of shares of Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, representing at least a majority of the votes represented by the then outstanding shares of Series Preferred Stock so request in a written instrument delivered to the Corporation not later than 75 days after such deemed Liquidation Event, the Corporation shall use the consideration received by the Corporation for such deemed Liquidation Event (net of any liabilities associated with the assets sold, as determined in good faith by the Board of Directors of the Corporation), to the extent legally available therefor (the “Net Proceeds”), to redeem, on the 90th day after such deemed Liquidation Event (the “Liquidation Redemption Date”), (i) all outstanding shares of Series A Preferred Stock at a price per share equal to the maximum amount payable to each holder of Series A Preferred Stock pursuant to subparagraph 3A as of the date of the deemed Liquidation Event, and (ii) all outstanding shares of Series B Preferred Stock at a price per share equal to the maximum amount payable to each holder of Series B Preferred Stock pursuant to subparagraph 3A as of the date of the deemed Liquidation Event. If the Net Proceeds are not sufficient to so redeem all outstanding shares of Series A Preferred Stock and Series B Preferred Stock, the Corporation shall redeem a pro rata portion (based on the aggregate amounts that would have been payable on redemption of the Series A Preferred Stock and the Series B Preferred Stock) of each holder’s shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, out of the Net Proceeds. Prior to the distribution or redemption provided for in this subparagraph 3G, the Corporation shall not expend or dissipate the consideration received for such deemed Liquidation Event, except to discharge expenses incurred in the ordinary course of business. At any time and from time to time thereafter, when additional funds of the Corporation are legally available for such purpose, such funds shall immediately be used to redeem the shares of Series Preferred Stock which were required to be redeemed pursuant to this subparagraph 3G, but which the Corporation failed to so redeem, until the balance of such shares have been redeemed. The redemption of shares pursuant to the immediately preceding sentence shall be made, as nearly as practicable, on a pro rata basis among the holders of shares of Series Preferred Stock.

4. Restrictions.

4A. At any time when shares of Series Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of Series Preferred Stock of the Corporation is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the written consent of the holders of at least a majority of the votes represented by the then outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, given in writing or by vote at a meeting, the Corporation will not:

(a) Amend, alter or repeal any provision of, or add any provision to, this Certificate of Incorporation (by means of amendment or by merger, consolidation or otherwise) or the Corporation’s By-laws to change the rights of the Series A Preferred Stock or the Series B Preferred Stock;

(b) Create or authorize the creation of any additional class or series of shares of stock which ranks senior to the Series A Preferred Stock or the Series B Preferred Stock as to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of any additional class or series of shares of stock which ranks senior to such Series A Preferred Stock or Series B Preferred Stock as to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of any series of Series Preferred Stock or into shares of any other class or series of stock which ranks senior to such Series A Preferred Stock or Series B Preferred Stock as to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to this Certificate of Incorporation or by merger, consolidation or otherwise;

(c) Create, or authorize the creation of, or issue, or authorize the issuance of, any debt security of the Corporation which by its terms is convertible into or exchangeable for any equity security of the Corporation or any security of the Corporation which is a combination of debt and equity, if such equity security ranks senior to the Series A Preferred Stock or the Series B Preferred Stock as to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Corporation;

(d) Purchase or redeem, or set aside any sums for the purchase or redemption of, or pay any dividend or make any distribution on, any shares of stock other than the Series A Preferred Stock and the Series B Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and other than shares of Common Stock repurchased from employees, advisors, officers, directors or consultants or service providers of the Corporation at the original purchase price thereof (not to exceed an aggregate amount of $100,000);

(e) Increase the number of Reserved Employee Shares (as defined in paragraph 6 hereof) by more than an aggregate of 500,000 shares; or

(f) Change the nature of the Corporation’s business.

4B. Notwithstanding anything in subparagraph 4A to the contrary, at any time when shares of Series A Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of Series A Preferred Stock of the Corporation is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the written consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting as a separate class, given in writing or by vote at a meeting, the Corporation will not (i) amend, alter or repeal any provision of, or add any provision to, this Certificate of Incorporation (by means of amendment or by merger, consolidation or otherwise), in a manner that alters or changes the powers, preferences, or special rights of the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely, but does not similarly adversely affect the Series B Preferred Stock and each other series of Preferred Stock, or (ii) amend, alter or repeal any provision of, or add any provision to, this Certificate of Incorporation (by means of amendment or by merger, consolidation or otherwise) to change the rights of the Series A Preferred Stock with respect to (A) the distribution of assets on the liquidation, dissolution or winding up of the Corporation, (B) the payment of dividends or (C) conversion.

4C. Notwithstanding anything in subparagraph 4A to the contrary, at any time when shares of Series B Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of Series B Preferred Stock of the Corporation is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the written consent of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock, voting as a separate class, given in writing or by vote at a meeting, the Corporation will not (i) amend, alter or repeal any provision of, or add any provision to, this Certificate of Incorporation (by means of amendment or by merger, consolidation or otherwise), in a manner that alters or changes the powers, preferences, or special rights of the Series B Preferred Stock so as to affect the Series B Preferred Stock adversely, but does not similarly adversely affect the Series A Preferred Stock and each other series of Preferred Stock, or (ii) amend, alter or repeal any provision of, or add any provision to, this Certificate of Incorporation (by means of amendment or by merger, consolidation or otherwise) to change the rights of the Series B Preferred Stock with respect to (A) the distribution of assets on the liquidation, dissolution or winding up of the Corporation, (B) the payment of dividends or (C) conversion.

5. Conversion of the Series Preferred Stock. The holders of shares of Series Preferred Stock shall have the following conversion rights:

5A. Right to Convert. Subject to the terms and conditions of this paragraph 5, the holder of any share or shares of Series A Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series A Preferred Stock (except that upon any liquidation, dissolution or winding up of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amounts distributable on the Series A Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series A Preferred Stock so to be converted by $6.3868 (subject to appropriate adjustment to reflect any stock split, stock dividend, reverse stock split or similar corporate event affecting the Series A Preferred Stock) and (ii) dividing the result by the conversion price of $6.3868 per share or in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 5, then by the conversion price as last adjusted and in effect at the date any share or shares of Series A Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the “Series A Conversion Price”). Subject to the terms and conditions of this paragraph 5, the holder of any share or shares of Series B Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series B Preferred Stock (except that upon any liquidation, dissolution or winding up of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amounts distributable on the Series B Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series B Preferred Stock so to be converted by $8.96 (subject to appropriate adjustment to reflect any stock split, stock dividend, reverse stock split or similar corporate event affecting the Series B Preferred Stock) and (ii) dividing the result by the conversion price of $8.96 per share or in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 5, then by the conversion price as last adjusted and in effect at the date any share or shares of Series B Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the “Series B Conversion Price”). Such rights of conversion shall be exercised by the holder thereof by giving written notice to the Corporation at its principal office that the holder elects to convert a stated number of shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. Notwithstanding any other provisions hereof, if a conversion of Series A Preferred Stock or Series B Preferred Stock is to be made in connection with any transaction affecting the Corporation, the conversion of any shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until immediately prior to the time such transaction has been consummated, subject in all events to the terms hereof applicable to such transaction.

5B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 5A and surrender of the certificate or certificates for the share or shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be. To the extent permitted by law, such conversion shall be deemed to have been effected and the Series A Conversion Price or the Series B Conversion Price, as the case may be, shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

5C. Fractional Shares; Partial Conversion. No fractional shares shall be issued upon conversion of Series Preferred Stock into Common Stock and no payment or adjustment shall be made upon any such conversion with respect to any cash dividends previously payable on the Common Stock issued upon such conversion. In case the number of shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, represented by the certificate or certificates surrendered pursuant to subparagraph 5A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 5C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series Preferred Stock for conversion an amount in cash equal to the fair market value of such fractional share as determined in good faith by the Board of Directors of the Corporation, and based upon the aggregate number of shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, surrendered by any one holder.

5D. Adjustment of Conversion Price Upon Issuance of Common Stock. Except as provided in subparagraphs 5E and 5F, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 5D(1) through 5D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Series A Conversion Price in effect immediately prior to the time of such issue or sale (such number being appropriately adjusted to reflect the occurrence of any event described in subparagraph 5F), then, forthwith upon such issue or sale, such Series A Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including, for this purpose, shares of Common Stock issuable upon conversion of the Preferred Stock) multiplied by the then existing Series A Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) an amount equal to the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such issue or sale (including, for this purpose, shares of Common Stock issuable upon conversion of the Preferred Stock) and (b) the total number of shares of Common Stock issuable in such issue or sale. Except as provided in subparagraphs 5E and 5F, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 5D(l) through 50(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Series B Conversion Price in effect immediately prior to the time of such issue or sale (such number being appropriately adjusted to reflect the occurrence of any event described in subparagraph 5F), then, forthwith upon such issue or sale, such Series B Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including, for this purpose, shares of Common Stock issuable upon conversion of the Preferred Stock) multiplied by the then existing Series B Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) an amount equal to the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such issue or sale (including, for this purpose, shares of Common Stock issuable upon conversion of the Preferred Stock) and (b) the total number of shares of Common Stock issuable in such issue or sale.

For purposes of this subparagraph 5D, the following subparagraphs 5D(1) to 5D(7) shall also be applicable:

5D(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series A Conversion Price or the Series B Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 5D(3), no adjustment of the Series A Conversion Price or the Series B Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

5D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, except as provided in subparagraph 5D(1), whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series A Conversion Price or the Series B Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 5D(3), no adjustment of the Series A Conversion Price or the Series B Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Series A Conversion Price or the Series B Conversion Price, as the case may be, have been or are to be made pursuant to other provisions of this subparagraph 5D, no further adjustment of the Series A Conversion Price or the Series B Conversion Price, as the case may be, shall be made by reason of such issue or sale.

5D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 5D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraphs 5D(1) or 5D(2), or the rate at which Convertible Securities referred to in subparagraphs 5D(1) or 5D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Series A Conversion Price or the Series B Conversion Price, as applicable, in effect at the time of such event shall forthwith be readjusted (in each case by an amount equal to not less than one cent ($.01)) to the Series A Conversion Price or the Series B Conversion Price, as the case may be, which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Series A Conversion Price or the Series B Conversion Price, as applicable, then in effect hereunder shall forthwith be increased to the Series A Conversion Price or the Series B Conversion Price, as the case may be, which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

5D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for the issue of stock dividends or distributions upon the outstanding Common Stock for which adjustment is made pursuant to subparagraph 5F), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

5D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair market value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

5D(6) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

5D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares (other than the retirement and cancellation thereof) shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 5D.

5E. Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series A Conversion Price or the Series B Conversion Price in the case of the issuance of (i) shares of Series B Preferred Stock and a warrant (the “LGI Warrant”) to purchase up to 396,431 shares of Common Stock issued pursuant to that certain Securities Purchase Agreement entered into on or about June 26, 2009 between the Corporation, LGI Ventures B.V. and UPC Broadband Operations B.V., (ii) shares of Common Stock issuable upon conversion of the Series Preferred Stock, (iii) shares of Common Stock issuable upon exercise of the LGI Warrant, (iv) shares of Common Stock actually issued upon the exercise of options to purchase Common Stock outstanding as of June 26, 2009, provided such issuance is pursuant to the terms of such option and (v) Reserved Employee Shares (as defined in paragraph 6 hereof).

5F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Series A Conversion Price and the Series B Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Series A Conversion Price and the Series B Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the event both subparagraph 5D(4) and this subparagraph 5F would require an adjustment to the Series A Conversion Price or the Series B Conversion Price, then such adjustment shall be made by applying this subparagraph 5F in lieu of subparagraph 5D(4).

5G. Reorganization or Reclassification. If any capital reorganization, reclassification, recapitalization, consolidation, merger, sale of all or substantially all of the Corporation’s assets or other similar transaction (any such transaction being referred to herein as an “Organic Change”) shall be effected in such a way that holders of Common Stock shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such Organic Change, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of or in addition to, as the case may be, the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such Organic Change not taken place, and in any case of a reorganization or reclassification only appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Series A Conversion Price and the Series B Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

5H. Notice of Adjustment. Upon any adjustment of the Series A Conversion Price or the Series B Conversion Price, then, and in each such case, the Corporation shall give written notice thereof, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, at the address of such holder as shown on the books of the Corporation, which notice shall state the Series A Conversion Price or the Series B Conversion Price, as the case may be, as applicable, resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

5I. Other Notices. In case at any time:

(1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

(2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

(3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

(4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of any shares of Series Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days’ prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

5J. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series A Preferred Stock and Series B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Preferred Stock and Series B Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Series A Conversion Price and the Series B Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed.

5K. No Reissuance of Series Preferred Stock. Shares of Series Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

5L. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series Preferred Stock which is being converted.

5M. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any shares of Series Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series Preferred Stock, in any manner which interferes with the timely conversion of such Series Preferred Stock except as may otherwise be required to comply with applicable securities laws.

5N. Definition of Common Stock. As used in this paragraph 5, the term “Common Stock” shall mean and include the Corporation’s authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Series Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 5G.

5O. Mandatory Conversion. All outstanding shares of Series Preferred Stock shall automatically convert to shares of Common Stock effective upon the closing of a firm commitment underwritten public offering of shares of Common Stock in which (i) the aggregate net proceeds from such offering to the Corporation shall be at least $80,000,000 and (ii) the price paid by the public for such shares shall be at least $12.75 (appropriately adjusted to reflect the occurrence of any event described in subparagraph 5F).

6. Definitions. As used herein, the following terms shall have the following meanings:

(a) The term “Reserved Employee Shares” shall mean shares of Common Stock reserved by the Corporation from time to time for (i) the sale of shares of Common Stock to employees, consultants or non-employee directors (other than representatives of the holders of Preferred Stock) of the Corporation or (ii) the issuance and/or exercise of options to purchase Common Stock granted to employees, consultants or non-employee directors (other than representatives of the holders of Preferred Stock) of the Corporation, not to exceed in the aggregate 544,000 shares (appropriately adjusted to reflect an event described in subparagraph 5F hereof) of Common Stock after the date hereof (provided that any options for such shares that expire or terminate unexercised or any restricted stock repurchased by the Corporation at cost shall not be counted toward such maximum number unless and until such shares are regranted as new stock grants (or as new options)).

(b) The term “Subsidiary” shall mean any corporation, partnership, trust or other entity of which the Corporation and/or any of its other subsidiaries directly or indirectly owns at the time a majority of the outstanding shares of every class of equity security of such corporation, partnership, trust or other entity.

7. Common Stock.

(a) All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject to those that may be fixed with respect to any shares of Preferred Stock.

(b) The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President this 26th day of June, 2009.

CASA SYSTEMS, INC.

By:	/s/ Jerry Guo
Jerry Guo
President

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CASA SYSTEMS, INC.

Casa Systems, Inc. (the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:

The Board of Directors of the Corporation duly adopted a resolution, pursuant to Sections 141(f) and 242 of the General Corporation Law, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law. The resolution setting forth the amendment is as follows:

RESOLVED: That Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, be and hereby is deleted in its entirety and the following Article FOURTH is inserted in lieu thereof:

“FOURTH. The Corporation is authorized to have two classes of shares, designated as Common Stock and Preferred Stock. The total number of shares of Common Stock which the Corporation is authorized to issue is 12,500,000 shares, and the par value of each of the shares of Common Stock is one tenth of one cent ($.001). The total number of shares of Preferred Stock which the Corporation is authorized to issue is 6,000,000 shares, and the par value of each of the shares of Preferred Stock is one tenth of one cent ($.001). A total of 1,290,679 shares of Preferred Stock shall be designated the “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”), a total of 352,018 shares of Preferred Stock shall be designated the “Series B Convertible Preferred Stock” (the “Series B Preferred Stock”) and a total of 3,859,200 shares of Preferred Stock shall be designated the “Series C Convertible Preferred Stock” (the “Series C Preferred Stock” and together with the Series A Preferred Stock and the Series B Preferred Stock, the “Series Preferred Stock”).

Preferred Stock may also be issued from time to time in one or more further series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or by the terms of any series of Preferred Stock. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

Except as otherwise specifically provided for in this Certificate of Incorporation, authority is hereby expressly granted to the Board of Directors from time to time to issue additional shares of Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law. Without limiting the generality of the foregoing, except as otherwise specifically provided in this Certificate of Incorporation, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise specifically provided in this Certificate of Incorporation, no vote of the holders of Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

For purposes of clarity, no shares of Preferred Stock created pursuant to the authority granted in the preceding two paragraphs shall be deemed to be ‘‘Series Preferred Stock” without the prior written consent of the holders of a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (voting together as a single class on an as converted to Common Stock basis).

The following is a statement of the powers, privileges and rights, and the qualifications, limitations or restrictions thereof, in respect of each series of Series Preferred Stock:

1. Voting. Except as may be otherwise provided in these terms of the Series Preferred Stock or by law, the Series Preferred Stock shall vote together with all other classes and series of stock of the Corporation, including, but not limited to, any other series of Preferred Stock the terms of which so provide, as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series Preferred Stock is then convertible. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

2. Dividends.

2A. Dividends. In the event the Board of Directors of the Corporation shall declare a dividend (other than a dividend payable in Common Stock) payable upon the then outstanding shares of the Common Stock of the Corporation, the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, payable at the same time as the dividend paid on the Common Stock, in an amount equal to the amount of dividends per share of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be, as would have been payable on the largest number of whole shares of Common Stock into which all shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be, held by each holder thereof would be converted if such Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be, had been converted to Common Stock pursuant to the provisions of paragraph 5 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividends. All dividends declared upon the Series Preferred Stock pursuant to this subparagraph 2A shall be declared and paid pro rata per share.

2B. Series A Accruing Dividends. From and after the date of the issuance of any shares of Series A Preferred Stock, the holders of such shares of Series A Preferred Stock shall be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, dividends at the rate per annum of $.3832 per share (the “Series A Accruing Dividends”). The Series A Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative; provided however, that except as provided in paragraph 3, the Corporation shall be under no obligation to pay such Series A Accruing Dividends unless so declared by the Board of Directors. The Series A Accruing Dividends set forth in this subparagraph 2B shall be in addition to any dividends declared and paid pursuant to subparagraph 2A.

2C. Series B Accruing Dividends. From and after the date of the issuance of any shares of Series B Preferred Stock, the holders of such shares of Series B Preferred Stock shall be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, dividends at the rate per annum of $.5376 per share (the “Series B Accruing Dividends”). The Series B Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative; provided however, that except as provided in paragraph 3, the Corporation shall be under no obligation to pay such Series B Accruing Dividends unless so declared by the Board of Directors. The Series B Accruing Dividends set forth in this subparagraph 2C shall be in addition to any dividends declared and paid pursuant to subparagraph 2A.

2D. Series C Accruing Dividends. From and after the date of the issuance of any shares of Series C Preferred Stock, the holders of such shares of Series C Preferred Stock shall be entitled to receive, out of funds legally available therefor, when and if declared by the Board of Directors, dividends at the rate per annum of $1.499694 per share (the “Series C Accruing Dividends” and, together with the Series A Accruing Dividends and the Series B Accruing Dividends, the “Accruing Dividends”). The Series C Accruing Dividends shall accrue from day to day, whether or not earned or declared, and shall be cumulative; provided however, that except as provided in paragraph 3, the Corporation shall be under no obligation to pay such Series C Accruing Dividends unless so declared by the Board of Directors. The Series C Accruing Dividends set forth in this subparagraph 2D shall be in addition to any dividends declared and paid pursuant to subparagraph 2A.

2E. Except with the consent of the holders of a majority of the votes represented by the then outstanding shares of Series A Preferred Stock. Series B Preferred Stock and Series C Preferred Stock, voting together as a single class on an as converted to Common Stock basis, given in writing or by vote at a meeting, no dividends may be paid on the Common Stock or any other series of Preferred Stock ranking junior to the Series Preferred Stock (other than dividends on shares of Common Stock payable in shares of Common Stock) until the Accruing Dividends have been paid in full. Any payments in respect of the Accruing Dividends shall be made on a pari passu basis in proportion to the total amount of Accruing Dividends outstanding on each series of the Series Preferred Stock.

3. Liquidation, Dissolution and Winding-up.

3A. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation (a “Liquidation Event”), whether voluntary or involuntary: (i) the holders of the shares of Series A Preferred Stock shall be paid an amount per share equal to the greater of (a) $6.3868 (subject to appropriate adjustment to reflect any stock split, stock dividend, reverse stock split or similar corporate event affecting the Series A Preferred Stock) plus, in the case of each share, an amount equal to all accrued and unpaid dividends thereon (whether or not declared) computed to the date payment thereof is made available, and (b) the amount that would have been payable to such share had all shares of Series A Preferred Stock been converted into shares of Common Stock immediately prior to the Liquidation Event pursuant to Section 5; (ii) the holders of the shares of Series B Preferred Stock shall be paid an amount per share equal to the greater of (a) $8.96 (subject to appropriate adjustment to reflect any stock split, stock dividend, reverse stock split or similar corporate event affecting the Series B Preferred Stock) plus, in the case of each share, an amount equal to all accrued and unpaid dividends thereon (whether or not declared) computed to the date payment thereof is made available, and (b) the amount that would have been payable to such share had all shares of Series B Preferred Stock been converted into shares of Common Stock immediately prior to the Liquidation Event pursuant to Section 5; and (iii) the holders of the shares of Series C Preferred Stock shall be paid an amount per share equal to the greater of (a) $24.9949 (subject to appropriate adjustment to reflect any stock split, stock dividend, reverse stock split or similar corporate event affecting the Series C Preferred Stock) plus, in the case of each share, an amount equal to all accrued and unpaid dividends thereon (whether or not declared) computed to the date payment thereof is made available, and (b) the amount that would have been payable to such share had all shares of Series C Preferred Stock been converted into shares of Common Stock immediately prior to the Liquidation Event pursuant to Section 5, together, in each case, with payment to any class or series of stock ranking on liquidation on a parity with the Series Preferred Stock, before any payment shall be made to the holders of any other class or series of stock ranking on liquidation junior to the Series Preferred Stock. If upon any Liquidation Event, the assets to be distributed to the holders of the Series Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series Preferred Stock shall be insufficient to permit payment to such stockholders of the full preferential amounts to which they are entitled, then all of the assets of the Corporation available for distribution to such holders shall be distributed to such holders pro rata, so that each holder receives that portion of the assets available for distribution as the amount of the full liquidation preference to which such holder would otherwise be entitled bears to the amount of the full liquidation preference to which all such holders would otherwise be entitled.

3B. Upon any Liquidation Event, immediately after the holders of Series Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series Preferred Stock have been paid the full liquidation preference to which such holders are entitled, the remaining net assets of the Corporation available for distribution shall be distributed ratably among the holders of the shares of Common Stock and any other class or series of stock entitled to participate in liquidation distributions with the holders of Common Stock, pro rata based on the number of shares of Common Stock held by each such holder (assuming, where applicable, conversion into Common Stock of all such shares).

3C. Written notice of a Liquidation Event, stating a payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by facsimile to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Series Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

3D. The (x) consolidation or merger of the Corporation into or with any other entity or entities (except (A) a consolidation or merger into a Subsidiary (as defined in paragraph 6 below) where the Corporation is the surviving entity and this Certificate of Incorporation is not altered, or (B) a consolidation or merger in which the holders of the Corporation’s voting stock outstanding immediately prior to the transaction constitute the holders of a majority of the voting stock outstanding immediately following the transaction of the surviving or resulting entity in such transaction or the parent entity of such surviving or resulting entity and which does not violate the provisions of Section 4A(a)(i) of this Article FOURTH); (y) the sale or transfer by the Corporation of all or substantially all its assets; or (z) the sale, exchange or transfer by the Corporation’s stockholders, in a single transaction or series of related transactions to which the Corporation is a party, of capital stock representing a majority of the voting power at elections of directors of the Corporation, shall be deemed to be a Liquidation Event within the meaning of the provisions of this paragraph 3 (subject to the provisions of this paragraph 3 and not the provisions of subparagraph 5G hereof, unless subparagraph 5G is elected in accordance with the following proviso); provided, however, that (i) the holders of at least a majority of the then outstanding shares of Series A Preferred Stock shall have the right to elect the benefits of the provisions of subparagraph 5G in lieu of receiving payment in a Liquidation Event pursuant to this paragraph 3 with respect to the Series A Preferred Stock, on behalf of all holders of Series A Preferred Stock, (ii) the holders of at least a majority of the then outstanding shares of Series B Preferred Stock shall have the right to elect the benefits of the provisions of subparagraph 5G in lieu of receiving payment in a Liquidation Event pursuant to this paragraph 3 with respect to the Series B Preferred Stock, on behalf of all holders of Series B Preferred Stock, and (iii) the holders of at least a majority of the then outstanding shares of Series C Preferred Stock shall have the right to elect the benefits of the provisions of subparagraph 5G in lieu of receiving payment in a Liquidation Event pursuant to this paragraph 3 with respect to the Series C Preferred Stock, on behalf of all holders of Series C Preferred Stock. In the event of a deemed Liquidation Event within the meaning of this Section 3D, if any portion of the consideration payable to the stockholders of the Corporation is placed in escrow and/or is payable to the stockholders of the Corporation subject to contingencies, the definitive agreement governing such transaction shall provide that (A) the portion of the consideration that is not placed in escrow and not subject to any contingencies (the “Initial Consideration”) shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 3A and 3B as if the Initial Consideration were the only consideration payable in connection with such deemed Liquidation Event and (B) any additional consideration that becomes payable to the stockholders of the Corporation upon release from escrow or satisfaction of contingencies shall be allocated among the holders of capital stock of the Corporation in accordance with Sections 3A and 3B after taking into account the previous payment of the Initial Consideration as part of the same transaction.

3E. Whenever the distribution provided for in this paragraph 3 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined reasonably and in good faith by the Board of Directors of the Corporation, and the same form of property shall be distributed, on a pari passu basis in accordance with this paragraph 3, to the holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, provided, however, that (i) with respect to such distribution allocable to the Series A Preferred Stock, the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting together as a single class, may consent otherwise, on behalf of all holders of Series A Preferred Stock, (ii) with respect to such distribution allocable to the Series B Preferred Stock, a majority of the then outstanding shares of Series B Preferred Stock, voting together as a single class, may consent otherwise, on behalf of all holders of Series B Preferred Stock and (iii) with respect to such distribution allocable to the Series C Preferred Stock, a majority of the then outstanding shares of Series C Preferred Stock, voting together as a single class, may consent otherwise, on behalf of all holders of Series C Preferred Stock.

3F. The Corporation shall not effect any transaction constituting a deemed Liquidation Event pursuant to subparagraph 3D above unless the agreement or plan of merger or consolidation provides that the consideration payable to the stockholders of the Corporation shall be allocated among the holders of capital stock of the Corporation in accordance with subparagraphs 3A and 3B above, provided, however, that the holders of at least (i) a majority of the votes represented by the outstanding shares of Series A Preferred Stock, voting together as a single class, may specifically consent in writing to the allocation of such consideration with respect to the Series A Preferred Stock in a manner different from that provided in subparagraphs 3A and 3B above, on behalf of all holders of Series A Preferred Stock, (B) a majority of the votes represented by the outstanding shares of Series B Preferred Stock, voting together as a single class, may specifically consent in writing to the allocation of such consideration with respect to the Series B Preferred Stock in a manner different from that provided in subparagraphs 3A and 3B above, on behalf of all holders of Series B Preferred Stock, and (C) a majority of the votes represented by the outstanding shares of Series C Preferred Stock, voting together as a single class, may specifically consent in writing to the allocation of such consideration with respect to the Series C Preferred Stock in a manner different from that provided in subparagraphs 3A and 3B above, on behalf of all holders of Series C Preferred Stock.

3G. In the event of a deemed Liquidation Event pursuant to subparagraph 3D above, if the Corporation docs not effect a dissolution of the Corporation under the General Corporation Law within 60 days after such deemed Liquidation Event, then (i) the Corporation shall deliver a written notice to each holder of Series Preferred Stock no later than the 60th day after the deemed Liquidation Event advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause (ii) to require the redemption of such shares of Series Preferred Stock, and (ii) if the holders of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class on an as converted to Common Stock basis, representing at least a majority of the votes represented by the then outstanding shares of Series Preferred Stock so request in a written instrument delivered to the Corporation not later than 75 days after such deemed Liquidation Event, the Corporation shall use the consideration received by the Corporation for such deemed Liquidation Event (net of any liabilities associated with the assets sold, as determined reasonably and in good faith by the Board of Directors of the Corporation), to the extent legally available therefor (the “Net Proceeds’’), to redeem, on the 90th day after such deemed Liquidation Event (the “Liquidation Redemption Date”), (i) all outstanding shares of Series A Preferred Stock at a price per share equal to the maximum amount payable to each holder of Series A Preferred Stock pursuant to subparagraph 3A as of the date of the deemed Liquidation Event, (ii) all outstanding shares of Series B Preferred Stock at a price per share equal to the maximum amount payable to each holder of Series B Preferred Stock pursuant to subparagraph 3A as of the date of the deemed Liquidation Event and (iii) all outstanding shares of Series C Preferred Stock at a price per share equal to the maximum amount payable to each holder of Series C Preferred Stock pursuant to subparagraph 3A as of the date of the deemed Liquidation Event. If the Net Proceeds are not sufficient to so redeem all outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, the Corporation shall redeem a pro rata portion (based on the aggregate amounts that would have been payable on redemption of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock) of each holder’s shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be, out of the Net Proceeds. Prior to the distribution or redemption provided for in this subparagraph 3G, the Corporation shall not expend or dissipate the consideration received for such deemed Liquidation Event, except to discharge expenses incurred in the ordinary course of business. At any time and from time to time thereafter, when additional funds of the Corporation are legally available for such purpose, such funds shall immediately be used to redeem the shares of Series Preferred Stock which were required to be redeemed pursuant to this subparagraph 3G. but which the Corporation failed to so redeem, until the balance of such shares have been redeemed. The redemption of shares pursuant to the immediately preceding sentence shall be made, as nearly as practicable, on a pro rata basis among the holders of shares of Series Preferred Stock.

4. Restrictions.

4A. At any time when shares of Series Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of Series Preferred Stock of the Corporation is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the written consent of the holders of at least a majority of the votes represented by the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class on an as converted to Common Stock basis, given in writing or by vote at a meeting, the Corporation will not, and will not permit any Subsidiary to:

(a) (i) Amend, alter or repeal any provision of, or add any provision to, this Certificate of Incorporation (by means of amendment or by merger, consolidation or otherwise) or the Corporation’s By-laws to change the powers, preferences or rights of the Series A Preferred Stock, the Series B Preferred Stock or the Series C Preferred Stock; or (ii) amend, alter or repeal any provision of, or add any provision to, any organizational document of any Subsidiary in a manner adverse to the holders of Series Preferred Stock;

(b) Create or authorize the creation of any additional class or series of shares of stock which ranks senior to the Series A Preferred Stock, the Series B Preferred Stock or the Series C Preferred Stock as to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or provide such stock with a redemption right not provided to the Series A Preferred Stock, the Series B Preferred Stock or the Series C Preferred Stock pursuant to this Certificate of Incorporation; increase the authorized number of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock; or increase the authorized amount of any additional class or series of shares of stock that ranks senior to the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock as to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of any series of Series Preferred Stock or into shares of any other class or series of stock that ranks senior to such Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock as to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to this Certificate of Incorporation or by merger, consolidation or otherwise;

(c) Create, or authorize the creation of, or issue, or authorize the issuance of, any debt security of the Corporation which by its terms is convertible into or exchangeable for any equity security of the Corporation or any security of the Corporation which is a combination of debt and equity, if such equity security ranks senior to the Series A Preferred Stock, the Series B Preferred Stock or the Series C Preferred Stock as to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Corporation;

(d) Purchase or redeem, or set aside any sums for the purchase or redemption of, or pay any dividend or make any distribution on, any shares of stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and other than (i) shares of Common Stock repurchased from employees, advisors, officers, directors or consultants or service providers of the Corporation at the original purchase price thereof, (ii) shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock redeemed pursuant to Section 3G of Article FOURTH of this Certificate of

Incorporation and (iii) up to 3,859,200 shares of capital stock of the Corporation repurchased at a price of $24.9949 per share (subject to appropriate adjustment to reflect any stock split, stock dividend, reverse stock split or similar corporate event) as part of the Redemption (as such term is defined in the Series C Convertible Preferred Stock Purchase Agreement, by and between the Corporation and the purchasers party thereto, dated on or around the date hereof);

(e) Change the nature of the Corporation’s or any Subsidiary’s business;

(f) Acquire, directly or indirectly, all or substantially all of the properties, assets or stock of any other company or entity (except if the amount of consideration involved represents less than 10% of the Corporation’s consolidated stockholders equity (determined in accordance with U.S. generally accepted accounting principles, consistently applied) as of the end of the most recent fiscal quarter);

(g) Incur any indebtedness for borrowed money (other than indebtedness for borrowed money of any Subsidiary owed to the Corporation), if the amount of indebtedness for borrowed money of the Corporation and its Subsidiaries exceeds, in the aggregate, 10% of the Corporation’s consolidated stockholders equity (determined in accordance with U.S. generally accepted accounting principles, consistently applied) as of the end of the most recent fiscal quarter (for purposes of this clause (g), indebtedness for borrowed money shall include notes, bonds, capital leases and deferred purchase price for assets); or

(h) Effect a Liquidation Event, unless, in connection with such Liquidation Event, the holders of the then outstanding shares of Series C Preferred Stock receive at the closing of such transaction an amount in cash (not including any amounts held in escrow) equal to or greater than $49.9898 per share (subject to appropriate adjustment to reflect any stock split, stock dividend, reverse stock split or similar corporate event affecting the Series C Preferred Stock).

4B. Notwithstanding anything in subparagraph 4A to the contrary, at any time when shares of Series A Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of Series A Preferred Stock of the Corporation is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of incorporation, without the written consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting as a separate class, given in writing or by vote at a meeting, the Corporation will not (i) amend, alter or repeal any provision of, or add any provision to, this Certificate of Incorporation (by means of amendment or by merger, consolidation or otherwise), in a manner that alters or changes the powers, preferences, or special rights of the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely, but does not similarly adversely affect each other series of Preferred Stock, or (ii) amend, alter or repeal any provision of, or add any provision to, this Certificate of incorporation (by means of amendment or by merger, consolidation or otherwise) to change the rights of the Series A Preferred Stock with respect to (A) the distribution of assets on the liquidation, dissolution or winding up of the Corporation, (B) the payment of dividends or (C) conversion.

4C. Notwithstanding anything in subparagraph 4A to the contrary, at any time when shares of Series B Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of Series B Preferred Stock of the Corporation is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the written consent of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock, voting as a separate class, given in writing or by vote at a meeting, the Corporation will not (i) amend, alter or repeal any provision of, or add any provision to, this Certificate of Incorporation (by means of amendment or by merger, consolidation or otherwise), in a manner that alters or changes the powers, preferences, or special rights of the Series B Preferred Stock so as to affect the Series B Preferred Stock adversely, but does not similarly adversely affect each other series of Preferred Stock, or (ii) amend, alter or repeal any provision of, or add any provision to, this Certificate of lncorporation (by means of amendment or by merger, consolidation or otherwise) to change the rights of the Series B Preferred Stock with respect to (A) the distribution of assets on the liquidation, dissolution or winding up of the Corporation, (B) the payment of dividends or (C) conversion.

4D. Notwithstanding anything in subparagraph 4A to the contrary, at any time when shares of Series C Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of Series C Preferred Stock of the Corporation is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the written consent of the holders of at least a majority of the then outstanding shares of Series C Preferred Stock, voting as a separate class, given in writing or by vote at a meeting, the Corporation will not (i) amend, alter or repeal any provision of, or add any provision to, this Certificate of Incorporation (by means of amendment or by merger, consolidation or otherwise), in a manner that alters or changes the powers, preferences, or special rights of the Series C Preferred Stock so as to affect the Series C Preferred Stock adversely, but does not similarly adversely affect each other series of Preferred Stock; (ii) amend, alter or repeal any provision of, or add any provision to, this Certificate of Incorporation (by means of amendment or by merger, consolidation or otherwise) to change the rights of the Series C Preferred Stock with respect to (A) the distribution of assets on the liquidation, dissolution or winding up of the Corporation, (B) the payment of dividends or (C) conversion; or (iii) amend, alter or repeal any provision of, or add any provision to, this Certificate of Incorporation (by means of amendment or by merger, consolidation or otherwise) in a manner that adversely affects the powers, prefercnces or rights of the Series C Preferred Stock.

5. Conversion of the Series Preferred Stock. The holders of shares of Series Preferred Stock shall have the following conversion rights:

5A. Right to Convert. Subject to the terms and conditions of this paragraph 5, the holder of any share or shares of Series A Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series A Preferred Stock (except that upon any liquidation, dissolution or winding up of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amounts distributable on the Series A Preferred Stock) into such number of fully paid and nonassessable shares of Common

Stock as is obtained by (i) multiplying the number of shares of Series A Preferred Stock so to be converted by $6.3868 (subject to appropriate adjustment to reflect any stock split, stock dividend, reverse stock split or similar corporate event affecting the Series A Preferred Stock) and (ii) dividing the result by the conversion price of $6.3868 per share or in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 5, then by the conversion price as last adjusted and in effect at the date any share or shares of Series A Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the “Series A Conversion Price”). Subject to the terms and conditions of this paragraph 5, the holder of any share or shares of Series B Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series B Preferred Stock (except that upon any liquidation, dissolution or winding up of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amounts distributable on the Series B Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series B Preferred Stock so to be converted by $8.96 (subject to appropriate adjustment to reflect any stock split, stock dividend, reverse stock split or similar corporate event affecting the Series B Preferred Stock) and (ii) dividing the result by the conversion price of $8.96 per share or in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 5, then by the conversion price as last adjusted and in effect at the date any share or shares of Series B Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the “Series B Conversion Price”). Subject to the terms and conditions of this paragraph 5, the holder of any share or shares of Series C Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series C Preferred Stock (except that upon any liquidation, dissolution or winding up of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amounts distributable on the Series C Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series C Preferred Stock so to be converted by $24.9949 (subject to appropriate adjustment to reflect any stock split, stock dividend, reverse stock split or similar corporate event affecting the Series C Preferred Stock) and (ii) dividing the result by the conversion price of $24.9949 per share or in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 5, then by the conversion price as last adjusted and in effect at the date any share or shares of Series C Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the “Series C Conversion Price”). Such rights of conversion shall be exercised by the holder thereof by giving written notice to the Corporation at its principal office that the holder elects to convert a stated number of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be, into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. Notwithstanding any other provisions hereof, if a conversion of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock is to be made in connection with any transaction affecting the Corporation, the conversion of any shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be, may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until immediately prior to the time such transaction has been consummated, subject in all events to the terms hereof applicable to such transaction.

5B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 5A and surrender of the certificate or certificates for the share or shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be, to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be. To the extent permitted by law, such conversion shall be deemed to have been effected and the Series A Conversion Price, the Series B Conversion Price or the Series C Conversion Price, as the case may be, shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be, shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

5C. Fractional Shares; Partial Conversion. No fractional shares shall be issued upon conversion of Series Preferred Stock into Common Stock and no payment or adjustment shall be made upon any such conversion with respect to any cash dividends previously payable on the Common Stock issued upon such conversion. In case the number of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be, represented by the certificate or certificates surrendered pursuant to subparagraph 5A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be, represented by the certificate or certificates surrendered which arc not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 5C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series Preferred Stock for conversion an amount in cash equal to the fair market value of such fractional share as determined reasonably and in good faith by the Board of Directors of the Corporation, and based upon the aggregate number of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be, surrendered by any one holder.

5D. Adjustment of Conversion Price Upon Issuance of Common Stock. Except as provided in subparagraphs 5E and 5F, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 5D(1) through 5D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Series A Conversion Price in effect immediately prior to the time of such issue or sale (such number being appropriately adjusted to reflect the occurrence of any event described in subparagraph 5F), then, forthwith upon such issue or sale, such Series A Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including, for this purpose, shares of Common Stock issuable upon conversion of the Preferred Stock) multiplied by the then existing Series A Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) an amount equal to the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such issue or sale (including, for this purpose, shares of Common Stock issuable upon conversion of the Preferred Stock) and (b) the total number of shares of Common Stock issuable in such issue or sale. Except as provided in subparagraphs 5E and 5F, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 5D(1) through 5D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Series B Conversion Price in effect immediately prior to the time of such issue or sale (such number being appropriately adjusted to reflect the occurrence of any event described in subparagraph 5F), then, forthwith upon such issue or sale, such Series B Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including, for this purpose, shares of Common Stock issuable upon conversion of the Preferred Stock) multiplied by the then existing Series B Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) an amount equal to the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such issue or sale (including, for this purpose, shares of Common Stock issuable upon conversion of the Preferred Stock) and (b) the total number of shares of Common Stock issuable in such issue or sale. Except as provided in subparagraphs 5E and 5F, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs 5D(1) through 5D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Series C Conversion Price in effect immediately prior to the time of such issue or sale (such number being appropriately adjusted to reflect the occurrence of any event described in subparagraph 5F), then, forthwith upon such issue or sale, such Series C Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including, for this purpose, shares of Common Stock issuable upon conversion of the Preferred Stock) multiplied by the then existing Series C Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) an amount equal to the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such issue or sale (including, for this purpose, shares of Common Stock issuable upon conversion of the Preferred Stock) and (b) the total number of shares of Common Stock issuable in such issue or sale.

For purposes of this subparagraph 5D, the following subparagraphs 5D(1) to 5D(7) shall also be applicable:

5D(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series A Conversion Price, the Series B Conversion Price or the Series C Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 5D(3), no adjustment of the Series A Conversion Price, the Series B Conversion Price or the Series C Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

5D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, except as provided in subparagraph 5D(1), whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series A Conversion Price, the Series B Conversion Price or the Series C Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 5D(3), no adjustment of the Series A Conversion Price, the Series B Conversion Price or the Series C Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Series A Conversion Price, the Series B

Conversion Price or the Series C Conversion Price, as the case may be, have been or are to be made pursuant to other provisions of this subparagraph 5D, no further adjustment of the Series A Conversion Price, the Series B Conversion Price or the Series C Conversion Price, as the case may be, shall be made by reason of such issue or sale.

5D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph 5D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraphs 5D(1) or 5D(2), or the rate at which Convertible Securities referred to in subparagraphs 5D(1) or 5D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Series A Conversion Price, the Series B Conversion Price or the Series C Conversion Price, as applicable, in effect at the time of such event shall forthwith be readjusted (in each case by an amount equal to not less than one cent ($.01)) to the Series A Conversion Price, the Series B Conversion Price or the Series C Conversion Price, as the case may be, which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Series A Conversion Price, the Series B Conversion Price or the Series C Conversion Price, as applicable, then in effect hereunder shall forthwith be increased to the Series A Conversion Price, the Series B Conversion Price or the Series C Conversion Price, as the case may be, which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

5D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for the issue of stock dividends or distributions upon the outstanding Common Stock for which adjustment is made pursuant to subparagraph 5F), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

5D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair market value of such consideration as determined reasonably and in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined reasonably and in good faith by the Board of Directors of the Corporation.

5D(6) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

5D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares (other than the retirement and cancellation thereof) shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 5D.

5E. Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series A Conversion Price, the Series B Conversion Price or the Series C Conversion Price in the case of the issuance of (i) shares of Series C Preferred Stock, (ii) shares of Common Stock issuable upon conversion of the Series Preferred Stock, (iii) shares of Common Stock issuable upon exercise of a warrant to purchase up to 396,431 shares of Common Stock issued pursuant to that certain Securities Purchase Agreement entered into on or about June 26, 2009 between the Corporation, LGI Ventures B.V. and UPC Broadband Operations B.V., (iv) up to 475,000 shares of Common Stock actually issued upon the exercise of options to purchase Common Stock outstanding as of April 26, 2010, provided such issuance is pursuant to the terms of such option and (v) Reserved Employee Shares (as defined in paragraph 6 hereof).

5F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Series A Conversion Price, the Series B Conversion Price and the Series C Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Series A Conversion Price, the Series B Conversion Price and the Series C Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the event both subparagraph 5D(4) and this subparagraph 5F would require an adjustment to the Series A Conversion Price, the Series B Conversion Price or the Series C Conversion Price, then such adjustment shall be made by applying this subparagraph 5F in lieu of subparagraph 5D(4).

5G. Reorganization or Reclassification. If any capital reorganization, reclassification, recapitalization, consolidation, merger, sale of all or substantially all of the Corporation’s assets or other similar transaction (any such transaction being referred to herein as an “Organic Change”) shall be effected in such a way that holders of Common Stock shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such Organic Change, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be, shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of or in addition to, as the case may be, the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such Organic Change not taken place, and in any case of a reorganization or reclassification only appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Series A Conversion Price, the Series B Conversion Price and the Series C Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

5H. Notice of Adjustment. Upon any adjustment of the Series A Conversion Price, the Series B Conversion Price or the Series C Conversion Price, then, and in each such case, the Corporation shall give written notice thereof, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, as the case may be, at the address of such holder as shown on the books of the Corporation, which notice shall state the Series A Conversion Price, the Series B Conversion Price or the Series C Conversion Price, as the case may be, as applicable, resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

5I. Other Notices. In case at any time:

(1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

(2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

(3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

(4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of any shares of Series Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days’ prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

5J. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Series A Conversion Price, the Series B Conversion Price and the Series C Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed.

5K. No Reissuance of Series Preferred Stock. Shares of Series Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

5L. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series Preferred Stock which is being converted.

5M. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any shares of Series Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series Preferred Stock, in any manner which interferes with the timely conversion of such Series Preferred Stock except as may otherwise be required to comply with applicable securities laws.

5N. Definition of Common Stock. As used in this paragraph 5, the term “Common Stock” shall mean and include the Corporation’s authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Series Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 5G.

5O. Mandatory Conversion. All outstanding shares of Series Preferred Stock shall automatically convert to shares of Common Stock at the then effective conversion rate for such series of Series Preferred Stock upon either (a) the closing of a firm commitment underwritten public offering of shares of Common Stock in which (i) the aggregate gross proceeds from such offering to the Corporation shall be at least $100,000,000 and (ii) the price paid by the public for such shares shall be at least $49.9898 (appropriately adjusted to reflect the occurrence of any event described in subparagraph 5F) (a “Qualified Public Offering”) or (b) the date and time, or the occurrence of an event, specified by vote or written consent of the holders of at least a majority of the votes represented by the then outstanding shares of Series Preferred Stock, voting together as a single class on an as converted to Common Stock basis.

6. Definitions. As used herein, the following terms shall have the following meanings:

(a) The term “Reserved Employee Shares” shall mean shares of Common Stock reserved by the Corporation from time to time for (i) the sale of shares of Common Stock to employees, consultants or non-employee directors (other than representatives of the holders of Preferred Stock) of the Corporation or (ii) the issuance and/or exercise of options to purchase Common Stock granted to employees, consultants or non-employee directors (other than representatives of the holders of Preferred Stock) of the Corporation, not to exceed in the aggregate 214,000 shares (appropriately adjusted to reflect an event described in subparagraph 5F hereof) of Common Stock after the date hereof (provided that any options for such shares that expire or terminate unexercised or any restricted stock repurchased by the Corporation at cost shall not be counted toward such maximum number unless and until such shares are regranted as new stock grants (or as new options)).

(b) The term “Subsidiary” shall mean any corporation, partnership, trust or other entity of which the Corporation and/or any of its other Subsidiaries directly or indirectly owns at the time outstanding equity securities of such corporation, partnership, trust or other entity, other than directors’ qualifying shares, comprising at least fifty percent (50%) of the voting power of such corporation, partnership, trust or other entity.

7. Common Stock.

(a) All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject to those that may be fixed with respect to any shares of Preferred Stock.

(b) The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.”

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President this 26th day of April, 2010.

CASA SYSTEMS, INC.

By:	/s/ Jerry Guo
Jerry Guo President

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CASA SYSTEMS, INC.

Casa Systems, Inc. (hereinafter, the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is Casa Systems, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 28, 2003.

2.	This Certificate of Amendment of Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 141, 228 and 242 of the General Corporation Law of the State of Delaware.

3.	The Amended and Restated Certificate of Incorporation, as amended, is hereby further amended by deleting clauses (iv) and (v) of Section 5E of Article FOURTH in their entirety and by substituting in lieu thereof the following:

“and (iv) Reserved Employee Shares (as defined in paragraph 6 hereof).”

4.	The Amended and Restated Certificate of Incorporation, as amended, is hereby further amended by deleting the number “214,000” contained in Section 6(a) of Article FOURTH and by substituting in lieu thereof the number “935,871”.

5.	The Amended and Restated Certificate of Incorporation, as amended, is hereby further amended by inserting the following language at the end of the sentence constituting Section 6(a) of Article FOURTH:

“or such other aggregate number of shares as may be approved from time to time by the Board of Directors of the Corporation, including both Series C Designees (as defined in that certain Stockholders’ Voting Agreement, dated April 26, 2010, by and among the Corporation and certain of its stockholders, as amended and/or restated from time to time).”

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President this 27th day of October, 2011.

CASA SYSTEMS, INC.

By:	/s/ Jerry Guo
Jerry Guo President

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CASA SYSTEMS, INC.

Casa Systems, Inc. (hereinafter, the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is Casa Systems, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 28, 2003.

2.	This Certificate of Amendment of Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 141, 228 and 242 of the General Corporation Law of the State of Delaware.

3.	The Amended and Restated Certificate of Incorporation, as amended, is hereby further amended by deleting the second sentence of the first paragraph of Article FOURTH in its entirety and by substituting in lieu thereof the following:

“The total number of shares of Common Stock which the Corporation is authorized to issue is 20,000,000, and the par value of each of the shares of Common Stock is one tenth of one cent ($.001).”

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President this 16th day of November, 2012.

CASA SYSTEMS, INC.

By:	/s/ Jerry Guo
Jerry Guo President